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                                                                    Exhibit 10.4


                                 FIRST AMENDMENT
                                 ---------------

                  This First Amendment (this "Amendment") is entered into as of this 27th day of June, 1997 among Waterlink (Germany) GmbH (f/k/a Provista Einhundertsechsundf[upsilon]nfzigste Verwaltungsgesellschaft mbH, the "Borrower"), Waterlink, Inc. (the "Guarantor") and Bank of America National Trust & Savings Association, Frankfurt Branch (the "Bank"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Agreement (as defined below).

                                    RECITALS

                  WHEREAS, the Borrower, the Guarantor and the Bank are party to the Credit Agreement, dated as of March 4, 1997 (as amended, supplemented, restated or otherwise modified from time to time, the "Agreement");

                  WHEREAS, the Borrower, the Guarantor and the Bank wish to enter into certain amendments to the Agreement, all as more fully set forth herein;

                  NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS.

                           (a) Section 1.01 of the Agreement is hereby amended by deleting the definition "APPLICABLE MARGIN" contained therein in its entirety and inserting in lieu thereof the following:

                           "APPLICABLE MARGIN" shall mean, from time to time,
                  the Applicable Margin applicable to Offshore Rate Loans (as each such term is defined in the Waterlink Credit Agreement) as determined pursuant to the Waterlink Credit Agreement.

                           (b) Section 1.01 of the Agreement is hereby further amended by deleting the date "February 18, 2000" appearing in the definition "TERMINATION DATE" contained therein and inserting in lieu thereof the date "June 27, 2000".

                           (c) Section 1.01 of the Agreement is hereby further amended by deleting the date "February 19, 1997" appearing in the definition "WATERLINK CREDIT AGREEMENT" contained therein and inserting in lieu thereof the date "June 27, 1997".

                           (d) The signature page to the Agreement is hereby amended by deleting the dollar amount "$2,200,000" contained thereon and inserting in lieu thereof the dollar amount "$4,000,000".



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                  SECTION 2. REFERENCE TO AND EFFECT UPON THE AGREEMENT.

                           (a) Except as specifically amended above, the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

                           (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Agreement, nor constitute a waiver of any provision of the Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Agreement as amended hereby.

                  SECTION 3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  SECTION 4. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                  SECTION 6. EFFECTIVENESS. This Amendment shall become effective as of the date first written above upon the delivery of executed signature pages for this Amendment signed by the Borrower, the Guarantor and the Bank.

                            [signature pages follow]

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment by its duly authorized officer as of the date first written above.

                             WATERLINK (GERMANY) GmbH (f/k/a PROVISTA
                             EINHUNDERTSECHSUNDFUNFZIGSTE
                             VERWALTUNGSGESELLSCHAFT mbH)

                             By: /s/ Michael J. Vantusko
                                --------------------------------------
                             Title: Director
                                   -----------------------------------

                             WATERLINK, INC., as Guarantor

                             By: /s/ Michael J. Vantusko
                                --------------------------------------
                             Title: Chief Financial Officer
                                   -----------------------------------

                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION, FRANKFURT BRANCH

                             By: /s/ Rudi Perkowsky
                                --------------------------------------
                             Title: Geschaftsleiter & Country Manager
                                   -----------------------------------